Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Note 5 Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
Computer equipment	$664	$289
Leasehold improvements	384	427
Furniture and fixtures	14	14

Total property and equipment	1,062	730
Less: accumulated depreciation	(377)	(214)

Property and equipment, net	$685	$516

Depreciation expense for the years ended December 31, 2021 and 2020, was approximately $0.2 million and $0.1 million, respectively. As of December 31, 2021 and 2020, the Company had outstanding commitments for the purchase of property and equipment totaling approximately $0.03 million and $0.007 million, respectively.